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EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the quarterly report on Form 10-Q of Network Engines, Inc. (the "Company") for the quarterly period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Douglas G. Bryant, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to the undersigned's knowledge:

  (1)
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 10, 2005	/s/ DOUGLAS G. BRYANT Douglas G. Bryant Chief Financial Officer

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  EXHIBIT 32.2